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                                                                 EXHIBIT 99(x)

CGU CORPORATION
(A Wholly-Owned Subsidiary of CGNU plc)
Consolidated Balance Sheet
March 31, 2001
(Dollars in Thousands, except for per share amount)
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
                                                                                                                        2001
   ASSETS
   Fixed maturity investments at fair value (amortized cost $8,942,827)                                                 $ 9,047,350
   Common equity securities at fair value (cost $8,218)                                                                      14,558
   Preferred equity securities at fair value (cost $116,414)                                                                144,500
   Short-term investments, at amortized cost (which approximates fair value)                                                159,726
   Other Investments                                                                                                         47,326
                                                                                                                 -------------------

      Total investments                                                                                                   9,413,460

   Cash                                                                                                                      52,138
   Insurance balances receivable                                                                                          1,294,501
   Reinsurance recoverable on paid and unpaid losses                                                                      1,587,291
   Deferred policy acquisition costs                                                                                        341,638
   Investment income accrued                                                                                                 90,536
   Net deferred federal income taxes                                                                                        261,895
   Other assets                                                                                                             559,001
   Net assets of discontinued operations                                                                                    508,000
                                                                                                                 -------------------

      Total assets                                                                                                     $ 14,108,460
                                                                                                                 -------------------

   LIABILITIES
   Loss and loss adjustment expense reserves                                                                            $ 6,925,527
   Unearned insurance premiums                                                                                            1,926,041
   Long-term debt                                                                                                         1,103,150
   Net deferred federal income taxes                                                                                              -
   Accounts payable and other liabilities                                                                                   985,654
                                                                                                                 -------------------

      Total liabilities                                                                                                  10,940,372
                                                                                                                 -------------------

   SHAREHOLDERS' EQUITY
   Common Stock, $1.00 par value; authorized 100,000 shares, 16,022 shares outstanding                                           16
   Additional paid-in capital                                                                                               753,200
   Retained earnings                                                                                                      2,308,836
   Accumulated other comprehensive income                                                                                   106,036
                                                                                                                 -------------------

      Total shareholders' equity                                                                                          3,168,088
                                                                                                                 -------------------

      Total liabilities and shareholders' equity                                                                       $ 14,108,460
                                                                                                                 -------------------


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CGU CORPORATION
(A Wholly-Owned Subsidiary of CGNU plc)
Consolidated Statements of Income and Comprehensive Income
For the Three Months Ended March 31, 2001 and 2000
(Dollars in Thousands)
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
                                                                                              2001                      2000
    REVENUES:
        Earned insurance premiums                                                             $ 1,043,088               $ 1,065,421
        Net investment income                                                                     123,947                   122,644
        Net realized gains from investment securities and other investments                       402,171                    21,147
                                                                                      --------------------       -------------------

               Total revenues                                                                   1,569,206                 1,209,212
                                                                                      --------------------       -------------------

    EXPENSES:
        Losses and loss adjustment expenses                                                       814,322                   765,771
        Underwriting and other operating expenses                                                 435,863                   339,225
                                                                                      --------------------       -------------------

               Total expenses                                                                   1,250,185                 1,104,996
                                                                                      --------------------       -------------------

    Pretax Earnings                                                                               319,022                   104,216

    Federal income tax provision                                                                 (129,872)                  (24,062)
                                                                                      --------------------       -------------------

    Net income from continuing operations                                                         189,149                    80,154

        Income from discontinued operations                                                             -                     7,234

        Loss on disposal of discontinued operations                                               (16,040)                        -
                                                                                      --------------------       -------------------

    NET INCOME                                                                                    173,109                    87,388

    Other comprehensive income, net of tax;
        Increase (decrease) in net unrealized appreciation of investments                        (196,155)                   91,110
        Loss on foreign currency exchange                                                          (7,572)                   (1,763)
                                                                                      --------------------       -------------------

    COMPREHENSIVE NET INCOME (LOSS)                                                           $   (30,618)              $   176,735
                                                                                      --------------------       -------------------


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CGU CORPORATION
(A Wholly-Owned Subsidiary of CGNU plc)
Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2001 and 2000
(Dollars in Thousands)
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
                                                                                           2001              2000
    CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                                                    $   173,109       $    87,388
        Adjustments to reconcile net income to net
         cash provided by operating activities:
             Loss on disposal of discontinued operations                                   16,040                 -
             Net income from discontinued operations                                            -            (7,234)
             Amortization of bond premium and discount                                    (26,502)             (377)
             Net realized gains from investment securities
              and other assets                                                           (402,171)          (21,147)
             Depreciation and amortization                                                  6,703             6,752
             Deferred federal income taxes                                                (34,174)           (4,423)
        Change in operating assets and liabilities:
             Reinsurance recoverable on paid and unpaid losses                            263,683            56,675
             Deferred policy acquisition costs                                             79,172            (4,487)
             Loss and loss adjustment expense reserves                                    (57,201)         (198,402)
             Unearned insurance premiums                                                 (116,427)           13,658
             Insurance balances receivable                                               (167,753)         (109,588)
             Net change in other assets and liabilities                                   128,382           (31,964)
                                                                                    --------------    --------------

        Net cash used by operating activities                                            (137,139)         (213,149)
                                                                                    --------------    --------------

    CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchases of investments:
             Fixed maturity investments                                                (3,467,644)       (1,246,646)
             Common equity securities                                                     (24,677)         (259,414)
             Preferred equity securities                                                        -                 -
             Net increase in short-term investments                                       161,447           180,944
             Net increase in other invested assets                                         51,426             1,912
        Proceeds from the sales of investments:
             Fixed maturity investments                                                 2,619,859         1,296,459
             Common equity securities                                                     733,438           282,030
             Preferred equity securities                                                      100             1,535
        Maturities of fixed maturity investments                                           90,190            73,085
        Purchases of equipment, net                                                        (2,195)           (2,639)
        Development of computer software                                                   (7,743)           (8,118)
                                                                                    --------------    --------------

        Net cash provided by investing activities                                         154,201           319,148
                                                                                    --------------    --------------

    CASH FLOWS FROM FINANCING ACTIVITIES:
        Long-term debt                                                                    (10,750)                -
                                                                                    --------------    --------------

        Net cash used by financing activities                                             (10,750)                -
                                                                                    --------------    --------------

    Net increase in cash                                                                    6,312           105,999

    Cash and cash equivalents, beginning of period                                         45,826            50,800
                                                                                    --------------    --------------

    Cash and cash equivalents, end of period                                          $    52,138       $   156,799
                                                                                    --------------    --------------